FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event report:
October 11, 2019

Access-Power, INC
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417
(Address of Principal Executive Officers)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 11, 2019 Access-Power, Inc. has received a vehicle registered in the State of Michigan and with the license plate
ACCR.

We have valued this 2006 vehicle in the amount of $1,000.00.

We also have as earlier reported, $1,000 of valuable seeds with cloning capibility.  We have one strain that is called
Critical CBD and another strain that is called Nuclear Winter, and of course, the Michigan 2014 Cannibis Cup winner and
probably an all time top 10 bud....from Michigan soil
The Original Glue...perfect for pain relief.

https://cannabiscup.com/past-winners/so-cal/2014

I plan to advertise our Home Delivery Service of Medical Marijuana Clones sometime in 2020 or 2021. I plan to self fund this project with my own money. I donated my vehicle to our ACCR cause. This reliable vehicle will be our very first delivery vehicle. I am researching local laws and also visiting with local police to see how they feel about this service in West Michigan. I have no money at the moment, but I will fund my own dream, and I own nearly 54% of all the common voting stock in here.

https://www.otcmarkets.com/stock/ACCR/security

I found this non-affiliated website for research:

https://medicinalmarijuanaclones.com/product-category/clones
https://weedmaps.com/deliveries

All of this is developing in my area, and I will use our 2 websites,

http://www.grandrapidsmedicalmarijuana.com
http://www.grandhavenmedicalmarijuana.com

to offer the top rated strains in West Michigan only for registered Medical Marijuana patients with valid cards.

Believe in me.

There will be no dilution in ACCR for all of 2019 and 2020, and possibly 2021. I see a vision and a direction for ACCR...

SIGNATURES

Patrick J. Jensen

/s/Patrick J. Jensen
Date:  October 11, 2019
Director

Caution Concerning Forward Looking Statements:
This section contains important information about our forward-looking statements. Please also see our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC.
Caution Concerning Forward Looking Statements
Our public communications and SEC filings may contain "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and o ften contain words such as "expect," "anticipate," "intend," "plan," " believe," "seek," "see," "will," and "would."

Forward-looking statements by their nature address matters that are, to different degrees, uncertainty and statements about potential business or asset dispositions. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements.

By:

/s/ Patrick J Jensen

-------------------------------------------------------------
Name: Patrick J Jensen
Title: Director
Access-Power, Inc.